Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2301

All Cap Core Strategy 2023-3

Mid Cap Core Strategy 2023-3

(each a “Portfolio”)

Supplement to the Prospectuses

Effective October 2, 2023, Aramark (ticker: ARMK) and Vestis Corporation (“Vestis”) (ticker: VSTS) have separated into two publicly traded companies (the “Spin-Off”). As shareholders of Aramark, each Portfolio will receive 1 share of Vestis for every 2 shares of Aramark that it held as of the September 20, 2023 record date. The Portfolio will continue to hold and purchase shares of Aramark and Vestis.

Supplement Dated: October 2, 2023